Exhibit 10.13

LOAN AND SECURITIES PURCHASE AGREEMENT

This Loan and Securities Purchase Agreement is entered into and dated as of September 9, 2003 (this “Agreement”), by and between Aerogen, Inc., a Delaware corporation (the “Borrower”), and the Lender identified on the signature page hereto (the “Lender”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Borrower desires to borrow certain sums from the Lender (the “Loan”) and sell certain securities to the Lender desires to loan certain sums to the Borrower and purchase from the Borrower, certain securities of the Borrower, pursuant to the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lender agree as follows:

ARTICLE I.

DEFINITIONS

1.1.                              Definitions.   In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Borrower, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Additional Closing” means the closing of the loan and purchase and sale of Additional Securities pursuant to Section 2.3.

“Additional Closing Date” means the Business Day immediately following the date on which all the conditions set forth in Sections 6.3 and 6.4 hereof are satisfied.

“Additional Loan Amount” means, at the sole option of the Lender (which shall be indicated in a written notice delivered to the Borrower prior to the Additional Closing Date), an amount no less than $500,000 and no greater than $2,000,000; provided that in no event shall the Additional Loan Amount be higher than the amount necessary to purchase Additional Debentures that would be convertible into a maximum of 10,800,000 shares of Common Stock on the Additional Closing Date.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to the Lender, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Lender will be deemed to be an Affiliate of the Lender.

“Bankruptcy Event” means any of the following events: (a) the Borrower or any Subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Borrower or any Subsidiary thereof; (b) there is commenced against the Borrower or any Subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Borrower or any Subsidiary is adjudicated by a court of competent jurisdiction insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Borrower or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) under applicable bankruptcy law the Borrower or any Subsidiary makes a general assignment for the benefit of creditors; (f) the Borrower or any Subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Borrower or any Subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Borrower or any Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Borrower Counsel” means Cooley Godward LLP, counsel to the Borrower.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Capital Lease Obligations” of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Closing” means the closing of the loan and purchase and sale of Securities pursuant to Section 2.1.

“Closing Date” means the Business Day immediately following the date on which all the conditions set forth in Sections 6.1 and 6.2 hereof are satisfied.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Borrower, $0.001 par value per share, and any securities into which such common stock may hereafter be reclassified.

“Common Stock Equivalents” means any securities of the Borrower or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Debentures” means the senior secured convertible debentures due December 31, 2003 and March 1, 2004, issuable by the Borrower to the Lender pursuant to Section 2.2(a)(ii) and Section 2.4(a)(i), in the form of Exhibit A hereto.

“Effective Date” means the date that a Registration Statement is first declared effective by the Commission.

“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Guarantee” of or by any Person shall mean any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness, provided, that the term Guarantee shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

“Indebtedness” of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and (j) all obligations of such Person as an account party in respect of letters of credit and bankers’ acceptances.  The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner.

“Initial Loan Amount” means $950,000.10.

“IP Security Agreement” means the Intellectual Property Security Agreement, dated as of the date of this Agreement, between the Borrower and the Lender, in the form of Exhibit G hereto.

“Lender Counsel” means Bryan Cave LLP.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation of legal action and reasonable attorneys’ fees.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registration Statement” means one or more registration statements meeting the requirements of the Registration Rights Agreement and covering the resale of the applicable Underlying Shares by the Lender who shall be named “selling stockholder” thereunder.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of this Agreement, between the Borrower and the Lender, in the form of Exhibit B hereto.

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion (as applicable) in full of all Warrants and Debentures, ignoring any limits on the number of shares of Common Stock that may be owned by the Lender at any one time and assuming that: (a) any previously unconverted Debentures are held until the maturity date thereof, and all interest on the Debentures is paid in shares of Common Stock, (b) the maximum number of Underlying Shares is issued pursuant to the Warrants and (c) the conversion price of the Debentures and the exercise price of the Warrants at all times on and after the date of determination equals $0.35, subject to adjustments pursuant to the terms of the Debentures or the Warrants, as applicable.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Debentures, the Warrants and the Underlying Shares issuable to the Lender pursuant to the Transaction Documents.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Agreement” means the Security Agreement, dated as of the date of this Agreement, between the Borrower and the Lender, in the form of Exhibit F hereto.

“Security Agreements” means, collectively, the Security Agreement and the IP Security Agreement.

“Strategic Transaction” means a transaction or relationship in which the Borrower issues shares of Common Stock or other securities of the Borrower to a Person which is, itself or through its Subsidiaries, an operating company in a business synergistic with the business of the Borrower and in which the Borrower receives benefits in addition to the investment of funds, but shall not include a transaction in which the Borrower is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“Subsidiary” means any subsidiary of the Borrower that is required to be listed in Disclosure Schedule 3.1(a).

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means the Nasdaq SmallCap Market or any other national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

“Transaction Documents” means this Agreement, the Warrants, the Debentures, the Security Agreements, the Registration Rights Agreement and any other documents or agreements executed or delivered in connection with the transactions contemplated hereunder.

“Underlying Shares” means the shares of Common Stock issuable upon conversion of the Debentures and payment of interest thereunder and upon exercise of the Warrants and in satisfaction of any other obligation of the Borrower to issue shares of Common Stock pursuant to the Transaction Documents.

“Warrants” means all Common Stock purchase warrants in the form of Exhibit C, issuable pursuant to Section 2.2(a)(iii) and Section 2.4(a)(ii).

ARTICLE II.

PURCHASE AND SALE

2.1.                              Closing.   Subject to the terms and conditions set forth in this Agreement, at the Closing the Borrower shall issue and sell to the Lender, and the Lender shall purchase from the Borrower, the Debentures and the Warrants for the Initial Loan Amount. The Closing shall take place at the New York offices of Lender Counsel on the Closing Date or at such other location or time as the parties may agree.

2.2.                              Closing Deliveries.

(a)                                  At the Closing, the Borrower shall deliver or cause to be delivered to the Lender the following:

(i)                                     a Debenture in the aggregate principal amount of the Initial Loan Amount registered in the name of the Lender;

(ii)                                  a Warrant, registered in the name of the Lender, pursuant to which the Lender shall have the right to acquire 50% of the number of shares of Common Stock issuable upon assumed conversion in full of the Debenture issuable to the Lender in accordance with Section 2.2(a)(i), on the terms set forth therein;

(iii)                               the Registration Rights Agreement, duly executed by the Borrower;

(iv)                              the Security Agreements, duly executed by the Borrower;

(v)                                 the legal opinion of Borrower Counsel, in agreed form, executed by such counsel and delivered to the Lender;

(vi)                              a certificate from a duly authorized officer certifying on behalf of the Borrower that each of the conditions set forth in Section 6.1 has been satisfied; and

(vii)                           any other document reasonably requested by the Lender.

(b)                                 At the Closing, the Lender shall deliver or cause to be delivered to the Borrower the following:

(i)                                     the Initial Loan Amount in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Borrower for such purpose;

(ii)                                  the Registration Rights Agreement, duly executed by the Lender; and

(iii)                               the Security Agreements, duly executed by the Lender.

2.3.                              Additional Closing.   Subject to the terms and conditions set forth in this Agreement, on the Additional Closing Date, the Borrower shall issue and sell to the Lender, and the Lender shall purchase from the Borrower: (i) a Debenture (the “Additional Debenture”) in an aggregate principal amount of the Additional Loan Amount and (ii) a Warrant (the “Additional Warrant” and together with the Additional Debenture, the “Additional Securities”) to purchase 50% of the number of shares of Common Stock issuable upon assumed conversion in full of the Additional Debenture issuable to the Lender in accordance with Section 2.3(i), on the terms set forth therein.  The Additional Debenture shall be included within the definition of “Debentures,” shall be due on March 1, 2004 and shall have identical terms as the Debenture (other than the maturity date), mutatis mutandis, and shall rank pari passu therewith. The Additional Warrant shall be included within the definition of “Warrants,” shall be exercisable for a term of four years from the Additional Closing Date and shall be in the form of Exhibit C.  The Additional Securities shall be included in the definition of “Securities.”  Subject to the terms and conditions set forth in this Agreement, the Additional Closing shall take place at the New York offices of Lender Counsel on the Additional Closing Date or at such other location or time as the parties may agree.

2.4.                              Additional Closing Deliveries.

(a)                                  On the Additional Closing Date, the Borrower shall deliver or cause to be delivered to the Lender the following:

(i)                                     an Additional Debenture in the aggregate principal amount of the Additional Loan Amount, registered in the name of the Lender;

(ii)                                  an Additional Warrant, registered in the name of the Lender, pursuant to which the Lender shall have the right to acquire 50% of the number of shares of Common Stock issuable upon assumed conversion in full of the Additional Debenture issuable to the Lender in accordance with Section 2.4(a)(i), on the terms set forth therein;

(iii)                               a certificate from a duly authorized officer certifying on behalf of the Borrower that each of the conditions set forth in Section 6.3 has been satisfied; and

(iv)                              any other document reasonably requested by the Lender or Lender Counsel.

(b)                                 On the Additional Closing Date, the Lender shall deliver or cause to be delivered to the Borrower the Additional Loan Amount in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Borrower for such purpose.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1.                              Representations and Warranties of the Borrower.   The Borrower hereby makes the following representations and warranties to the Lender: (The Disclosure Schedule dated as of even date herewith which is referenced in this Section 3.1 shall be provided to the Lender separately from this Agreement.)

(a)                                  Subsidiaries.   The Borrower does not directly or indirectly control or own any interest in any other corporation, partnership, joint venture or other business association or entity (a “Subsidiary”), other than those listed in Disclosure Schedule 3.1(a). Except as disclosed in Disclosure Schedule 3.1(a), the Borrower owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction (collectively, “Liens”), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b)                                 Organization and Qualification.   Each of the Borrower and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Borrower nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Borrower and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) an adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Borrower and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Borrower ability to perform on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”), except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions contained herein or in the Registration Rights Agreement may be limited by applicable laws.

(c)                                  Authorization; Enforcement.   The Borrower has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder. The execution and delivery of each of the Transaction Documents by the Borrower and the consummation by it of the transactions contemplated hereunder and thereunder have been duly authorized by all necessary action on the part of the Borrower and no further consent or action is required by the Borrower, its Board of Directors or its stockholders. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Borrower and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

(d)                                 No Conflicts.   The execution, delivery and performance of the Transaction Documents by the Borrower and the consummation by the Borrower of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Borrower’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that     with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation  (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Borrower or Subsidiary debt or otherwise) or other understanding to which the Borrower or any Subsidiary is a party or by which any property or asset of the Borrower or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Borrower or a Subsidiary is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Borrower or its securities are subject, or by which any property or asset of the Borrower or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  The security interests granted to the Lender pursuant to the Security Agreements will convey and grant to the Lender a first priority security interest in all of the Collateral (as such term is defined in each of the Security Agreements).

(e)                                  Filings, Consents and Approvals.  The Borrower is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Borrower of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements Registration Rights Agreement and (ii) the application(s) to the Trading Market on which the Common Stock is listed for trading for the listing of the Underlying Shares for trading thereon in the time and manner required thereby which have been made and obtained prior to the Closing Date.

(f)                                    Issuance of the Securities.   The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Borrower has reserved from its duly authorized capital stock a number of shares of Common Stock to be issued to the Lender upon conversion or exercise of the Debentures or Warrants and such number of reserved shares of Common Stock shall be at least equal to the Required Minimum calculated as of the date hereof.

(g)                                 Capitalization.   The number of shares and type of all authorized, issued and outstanding capital stock of the Borrower, and all shares of Common Stock reserved for issuance under the Borrower’s various option and incentive plans, is set forth in Disclosure Schedule 3.1(g).  Except as set forth in Disclosure Schedule 3.1(g), no securities of the Borrower are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as a result of the purchase and sale of the Securities and except as disclosed in Disclosure Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Borrower or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.  Except as set forth in Disclosure Schedule 3.1(g), the issue and sale of the Securities will not, immediately or with the passage of time, obligate the Borrower to issue shares of Common Stock or other securities to any Person (other than the Lender) and will not result in a right of any holder of Borrower securities to adjust the exercise, conversion, exchange or reset price under such securities.

(h)                                 SEC Reports; Financial Statements.   The Borrower has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Borrower was required by law to file such material) (the foregoing materials being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Borrower has made available to the Lender a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Borrower included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto or in the case of unaudited financial statements, as permitted by Form 10-Q of the Commission, and fairly present in all material respects the financial position of the Borrower and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material contracts, as such contracts are defined in §601(a)(10) of Reg. S-K under the Securities Act, to which the Borrower or any Subsidiary is a party or to which the property or assets of the Borrower or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports.

(i)                                     Press Releases.  The press releases disseminated by the Borrower during the three (3) years preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j)                                     Material Changes.   Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Borrower has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Borrower’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Borrower has not altered its method of accounting or the identity of its auditors, (iv) the Borrower has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Borrower has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Borrower stock option and stock purchase plans. The Borrower does not have pending before the Commission any request for confidential treatment of information.

(k)                                  Litigation.  There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Borrower nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Borrower, there is not pending or contemplated, any investigation by the Commission involving the Borrower or any current or former director or officer of the Borrower.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Borrower or any Subsidiary under the Exchange Act or the Securities Act.

(l)                                     Labor Relations.  No material labor dispute exists or, to the knowledge of the Borrower, is imminent with respect to any of the employees of the Borrower.

(m)                               Compliance.   Neither the Borrower nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Borrower or any Subsidiary under), nor has the Borrower or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or could reasonably be expected to result in a Material Adverse Effect. The Borrower is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder promulgated by the Commission, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

(n)                                 Regulatory Permits.   The Borrower and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or could reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Borrower nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o)                                 Title to Assets.   The Borrower and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Borrower and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Borrower and the Subsidiaries, in each case free and clear of all Liens, except for Liens granted to the Lender pursuant to the Security Agreements and except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Borrower and the Subsidiaries. Any real property and facilities held under lease by the Borrower and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Borrower and the Subsidiaries are in compliance.

(p)                                 Patents and Trademarks.   The Borrower and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Borrower nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Borrower or any Subsidiary violates or infringes upon the rights of any Person.  Except as set forth in the SEC Reports, to the knowledge of the Borrower, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(q)                                 Insurance.   The Borrower and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Borrower and the Subsidiaries are engaged. Neither the Borrower nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r)                                    Transactions With Affiliates and Employees.   Except as set forth in SEC Reports, none of the officers or directors of the Borrower and, to the knowledge of the Borrower, none of the employees of the Borrower is presently a party to any transaction with the Borrower or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(s)                                  Internal Accounting Controls.   The Borrower and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(t)                                    Certain Fees.  Except as described in Disclosure Schedule 3.1(u), no brokerage or finder’s fees or commissions are or will be payable by the Borrower to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.  The Lender shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by the Lender pursuant to written agreements executed by the Lender which fees or commissions shall be the sole responsibility of the Lender) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(u)                                 Certain Registration Matters. Assuming the accuracy of the Lender’s representations and warranties set forth in Section 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the Securities by the Borrower to the Lender under the Transaction Documents.  The Borrower is eligible to register the resale of its  Common Stock for resale by the Lender under Form S-3 promulgated under the Securities Act.  Except as described in Disclosure Schedule 3.1(v), the Borrower has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Borrower registered with the Commission or any other governmental authority that have not been satisfied.

(v)                                 Listing and Maintenance Requirements.   Except as specified in the SEC Reports, the Borrower has not, in the two years preceding the date hereof, received notice from the Trading Market to the effect that the Borrower is not in compliance with the listing or maintenance requirements thereof. The Borrower is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued trading of the Common Stock on the Trading Market. The issuance and sale of the Securities at the Closing hereunder does not contravene the rules and regulations of the Trading Market and no approval of the shareholders of the Borrower is required for the Borrower to issue and deliver to the Lender at the Closing the maximum number of Securities contemplated by this Agreement assuming exercise of the Warrants and conversion of the Debentures on the date hereof.  The issuance of the Additional Securities shall be subject to approval of the shareholders of the Borrower in accordance with the requirements of The Nasdaq Stock Market.

(w)                               Investment Company.   The Borrower is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(x)                                   No Additional Agreements.  The Borrower does not have any agreement or understanding with the Lender with respect to the transactions contemplated by the Transaction Documents other than as specified in this Agreement.

(y)                                 Disclosure.   The Borrower understands and confirms that the Lender will rely on the foregoing representations and covenants in effecting transactions in securities of the Borrower.  All disclosure provided to the Lender regarding the Borrower, its business and the transactions contemplated hereby, furnished by or on behalf of the Borrower (including the Borrower’s representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(z)                                   Acknowledgment Regarding Lender’s Purchase of Securities. The Borrower acknowledges and agrees that the Lender is acting solely in the capacity of an arm’s length lender with respect to the Transaction Documents and the transactions contemplated hereby. The Borrower further acknowledges that the Lender is not acting as a financial advisor or fiduciary of the Borrower (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and any advice given by the Lender or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby is merely incidental to the Lender’s purchase of the Securities. The Borrower further represents to the Lender that the Borrower’s decision to enter into this Agreement has been based solely on the independent evaluation by the Borrower and its representatives.

(aa)                            Seniority.   As of the date hereof, no indebtedness of the Borrower is senior to or pari passu with the Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

3.2.                              Representations and Warranties of the Lender.  The Lender hereby  represents and warrants to the Borrower as follows:

(a)                                  Organization; Authority.  The Lender is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Lender of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if the Lender is not a corporation, such partnership, limited liability Borrower or other applicable like action, on the part of the Lender.  Each of this Agreement and the Registration Rights Agreement has been duly executed by the Lender, and when delivered by the Lender in accordance with terms hereof, will constitute the valid and legally binding obligation of the Lender, enforceable against it in accordance with its terms.

(b)                                 Investment Intent.  The Lender is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to the Lender’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.  Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by the Lender to hold the Securities for any period of time.  The Lender is acquiring the Securities hereunder in the ordinary course of its business. The Lender does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c)                                  Lender Status.  At the time the Lender was offered the Securities, it was, and at the date hereof and as of the Closing Date and the Additional Closing Date (if any), it is, and on each date on which it exercises the Warrants it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act.  The Lender is not a registered broker-dealer under Section 15 of the Exchange Act.

(d)                                 General Solicitation.  The Lender is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)                                  Access to Information.  The Lender acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Borrower concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Borrower and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Borrower possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Neither such inquiries nor any other investigation conducted by or on behalf of the Lender or its representatives or counsel shall modify, amend or affect the Lender’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Borrower’s representations and warranties contained in the Transaction Documents.

(f)                                    No Short Positions or Stock Ownership.  The Lender does not, as of the Closing Date, have any open short positions (either directly or through an affiliate)

with respect to the Common Stock.  The Lender is not, as of immediately prior to the Closing Date, the beneficial owner of any of Borrower’s capital stock.

The Borrower acknowledges and agrees that the Lender does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1.                              (a)                                  Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Borrower, to an Affiliate of the Lender or in connection with a pledge as contemplated in Section 4.1(b), the Borrower may require the transferor thereof to provide to the Borrower an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Borrower, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

                                                (b)                                 Certificates evidencing the Securities will contain the following legend, so long as is required by this Section 4.1(b) or Section 4.1(c):

[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION/EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED]WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE BORROWER.  [THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION/EXERCISE OF THESE SECURITIES] [THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

The Borrower acknowledges and agrees that the Lender may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, the Lender may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval or consent of the Borrower and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Lender transferee of the pledge.  No notice shall be required of such pledge.  At the Lender’s expense, the Borrower will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                                                (c)                                  Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) following any sale of such Underlying Shares pursuant to Rule 144, or (ii) while such Underlying Shares are eligible for sale under Rule 144(k), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission).  Following the Effective Date or at such earlier time as a legend is no longer required for the Underlying Shares under this Section 4.1(c), the Borrower will, no later than three Trading Days following the delivery by the Lender to the Borrower or the Borrower’s transfer agent of a certificate representing the Underlying Shares containing a restrictive legend, deliver or cause to be delivered to the Lender a certificate representing such Underlying Shares that is free from all restrictive and other legends.  The Borrower may not make any notation on its records or give instructions to any transfer agent of the Borrower that enlarge the restrictions on transfer set forth in this Section.

4.2.                              Furnishing of Information.   As long as the Lender owns the Securities issued or issuable to it, the Borrower covenants to use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Borrower after the date hereof pursuant to the Exchange Act. Upon the request of any such Person, the Borrower shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with the preceding sentence.  As long as the Lender owns Securities, if the Borrower is not required to file reports pursuant to such laws, it will prepare and furnish to the Lender and make publicly available in accordance with Rule 144(c) such information as is required for the Lender to sell the Underlying Shares under Rule 144. The Borrower further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3.                              Acknowledgment of Dilution.   The Borrower acknowledges that the issuance of the Securities (including the Underlying Shares) will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial. The Borrower further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Securities (including the Underlying Shares) pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim that the Borrower may have against the Lender.

4.4.                              Integration.  The Borrower shall not, and shall use its best efforts to ensure that no Affiliate of the Borrower shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Lender, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.5.                              Listing of Securities.  The Borrower shall: (i) in the time and manner required by each Trading Market on which the Common Stock is listed, prepare and file with such Trading Market an additional shares listing application covering the Underlying Shares, (ii) take all steps necessary to cause such shares to be approved for listing on each Trading Market on which the Common Stock is listed as soon as possible thereafter, (iii) provide to the Lender evidence of such listing, and (iv) maintain the listing of such shares on each such Trading Market or another eligible securities market.

4.6.                              Reservation of Shares.  The Borrower shall maintain a reserve from its duly authorized shares of Common Stock to comply with its conversion and exercise obligations under the Debentures and Warrants pursuant to the Transaction Documents.  If on any date the Borrower would be, if notice of exercise or conversion were to be delivered on such date, precluded from issuing the number of Underlying Shares, as the case may be, issuable upon exercise in full of all of the Warrants and issuable upon conversion in full of the Debentures due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Borrower shall promptly prepare and mail to the stockholders of the Borrower proxy materials or other applicable materials requesting authorization to amend the Borrower’s certificate of incorporation or other organizational document to increase the number of shares of Common Stock which the Borrower is authorized to issue so as to provide enough shares for issuance of the Underlying Shares.  In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders as soon as practicable, but in any event not later than the 60th day after delivery of the proxy or other applicable materials relating to such meeting) and (c) within five Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Borrower’s certificate of incorporation or other organizational document to evidence such increase.

4.7.                              Conversion and Exercise Procedures.   The form of Exercise Notice included in the Warrants and the form of Conversion Notice included in the Debentures set forth the totality of the procedures required by the Lender in order to exercise the Warrants or convert the Debentures. No additional legal opinion or other information or instructions shall be necessary to enable the Lender to exercise its Warrants or convert their Debenture. The Borrower shall honor exercise of the Warrant and conversion of the Debenture and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.8.                              Subsequent Registrations; Subsequent Placements.

(a)                                  From the Closing Date through and including the Effective Date of the Registration Statement covering the resale of the Underlying Shares issuable upon conversion and exercise (as applicable) of the Securities issued on the Closing Date or if there’s an Additional Closing, the Securities issued on the Additional Closing Date, the Borrower will not file a registration statement (other than: (i) on a Form S-8, (ii) pursuant to the Registration Rights Agreement, (iii) for the resale of the securities to be issued to the Borrower’s landlord in connection with the restructuring of its lease, and (iv) pursuant to the exercise of existing registration rights by certain stockholders of the Borrower) with the Commission with respect to any securities of the Borrower.

(b)                                 Prior to the third year anniversary of the Closing Date, in the event the Borrower, directly or indirectly, offers, sells, grants any option to purchase, or otherwise disposes of (or announces any offer, sale, grant or any option to purchase or other disposition of  any of Common Stock or Common Stock Equivalents or any of its Subsidiaries’ equity or Common Stock Equivalents, including without limitation, pursuant to a private placement, an equity line of credit or a shelf registration statement in accordance with Rule 415 under the Securities Act, (such offer, sale, grant, disposition or announcement being referred to as “Subsequent Placement”), the Borrower shall deliver to the Lender a written notice (the “Subsequent Placement Notice”) of its intention to effect such Subsequent Placement, which specifies in reasonable detail all of the material terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the names of the investors (including the investment manager of such investors, if any) and the investment bankers with whom such Subsequent Placement is proposed to be effected, and attached to which shall be a term sheet or similar document. The Lender shall have until 6:30 p.m. (New York City time) on the fifth Trading Day after their respective receipt of the Subsequent Placement Notice to notify Borrower of its intention to participate, subject to completion of mutually acceptable documentation, in such financing on the same terms as set forth in the Subsequent Placement Notice.  Notwithstanding anything herein to the contrary, the Borrower shall not be required to permit the Lender to participate in a Subsequent Placement hereunder in an amount (whether in terms of a purchase price or shares of Common Stock) in excess of the lesser of: (i) the Lender’s beneficial ownership (expressed as a percentage) of Common Stock (without giving effect to any conversion or exercise limitations set forth in the Transaction Documents) and (ii) $2,000,000.

(c)                                  The Borrower’s obligations under Section 4.8(b) shall not apply to any grant or issuance by the Borrower of any of the following: (i) the issuance of securities upon the exercise or conversion of any Common Stock Equivalents issued by the Borrower prior to the date of this Agreement (but will apply to any amendments, modifications and reissuances thereof), (ii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized company stock option, restricted stock plan or stock purchase plan (including any amendments or other modifications thereto ), (iii) the issuance of Common Stock in connection with a restructuring of the Borrower’s lease for its principal offices in Mountain View, California, or (iv) the issuance of Common Stock Equivalents pursuant to a Strategic Transaction.

4.9.                              Securities Laws Disclosure; Publicity.  By 8:30 a.m. (New York City time) on each of the Closing Date and the Additional Closing Date, the Borrower shall issue a press release reasonably acceptable to the Lender disclosing the transactions contemplated hereby.  In addition, the Borrower will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed.  Notwithstanding the foregoing, the Borrower shall not publicly disclose the name of the Lender, or include the name of the Lender in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of the Lender, except to the extent such disclosure is required by law or Trading Market regulations, in which case the Borrower shall provide the Lender with prior notice of such disclosure.

4.10.                        Limitation on Issuance of Securities.  During the six months following the Closing Date, the Borrower shall not issue any “Future Priced Securities” as such term is described by NASD IM-4350-1.  Prior to the date of the Stockholders Meeting (as defined in Section 4.15), except for issuances specified in Section 12(c)(iii) of the Debenture, the Borrower shall not issue shares of Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at a price per share less than $0.35 (subject to equitable adjustments for stock splits, recombinations and similar events).

4.11.                        Indemnification of Lender.  In addition to the indemnity provided in the Registration Rights Agreement, the Borrower will indemnify and hold the Lender and their directors, officers, shareholders, partners, employees and agents (each, a “Lender Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any the Lender Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Borrower in any Transaction Document.  In addition to the indemnity contained herein, the Borrower will reimburse the Lender Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

4.12.                        Non-Public Information.  Following the date of this Agreement, the Borrower covenants and agrees that neither it nor any other Person acting on its behalf will provide the Lender or its agents or counsel with any information that the Borrower believes constitutes material non-public information, unless prior thereto the Lender shall have executed a written agreement regarding the confidentiality and use of such information.  The Borrower understands and confirms that the Lender shall be relying on the foregoing representations in effecting transactions in securities of the Borrower.

4.13.                        Use of Proceeds.  The Borrower shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Borrower’s debt (other than payment of trade payables and accrued expenses in the ordinary course of the Borrower’s business and prior practices), to redeem any Common Stock or Common Stock Equivalents or to settle any outstanding Action.

4.14.                        Restrictions on Purchase of Common Stock from Third Parties.  The Lender agrees that neither the Lender nor its Affiliates shall purchase from a party other than the Borrower or otherwise acquire from a party other than the Borrower any shares of Common Stock or securities convertible into or exercisable for shares of Common Stock, other than by acquiring and converting Debentures or acquiring and exercising Warrants, unless after any such purchase the total shares of  Common Stock beneficially owned by the Lender and its Affiliates (assuming full conversion of all outstanding Debentures and full exercise of all outstanding Warrants) would represent less than 19.999% of outstanding shares of Common Stock.  The Lender further agrees that, so long as it shall hold any Securities, it shall not beneficially own more than 19.999% of the outstanding Common Stock.

4.15.                        Stockholders Meeting.

(a)                                  Promptly following the Closing Date, the Borrower shall take all action necessary to call a meeting of its stockholders (the “Stockholders Meeting”) for the purpose of seeking approval of the Borrower’s stockholders for the issuance to the Lenders of the Additional Securities, together with the securities issuable thereunder (the “Proposal”).  In connection therewith, the Borrower will promptly prepare and file with the Commission proxy materials (including a proxy statement and form of proxy) for use at the Stockholders Meeting and, promptly after receiving clearance from the Commission, shall promptly mail such proxy materials to the stockholders of the Borrower.  The Borrower will comply with Section 14(a) of the 1934 Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the “Proxy Statement”) and any form of proxy to be sent to the stockholders of the Borrower in connection with the Stockholders Meeting.

(b)                                 The Borrower’s Board of Directors shall recommend to the Borrower’s stockholders that the stockholders vote in favor of and approve the Proposal and will set the date of the Stockholders Meeting no later than 25 days after receiving clearance of the proxy materials from the Commission, and shall cause the Borrower to use its best efforts to solicit the approval of the stockholders for the Proposal.  Notwithstanding anything herein to the contrary, the Borrower’s Board of Directors shall only be entitled to withdraw its recommendation that the stockholders vote in favor of and approve the Proposal if such withdrawal is required by the Borrower’s Board of Directors’ fiduciary duties, based on written advice of counsel that such withdrawel is required.  If, prior to the date of the Shareholders Meeting, the Borrower receives an offer to enter into a transaction which is materially more beneficial to the Borrower than the transactions contemplated by the Additional Closing, then the Lender shall have the option to provide all or a portion, not less than $500,000, of the funds contemplated by such offer on the same terms as such offer and based on the timing and mechanical conditions set forth in Section 4.8(b) hereof.  The Borrower is required to, and will take, in accordance with applicable law and its Certificate of Incorporation and Bylaws, all action necessary to convene the Stockholders Meeting along the timeframe indicated herein to consider and vote upon the approval of the Proposal.

4.16.                        Restriction on Selling.  On any Trading Day during the period between the later of: (i) the Lender’s receipt of a notice indicating the record date for the Stockholder Meeting and (ii) the 30th Trading Day immediately preceding the proposed Additional Closing Date; and the earlier of: (x) the 30th Trading Day immediately following the inception of such period and (y) the Additional Closing Date, the Lender shall not sell shares of

Common Stock in excess of 20% of the trading volume of the shares of Common Stock (as determined by Bloomberg LP or any successor thereto) for such Trading Day.

ARTICLE V.

NEGATIVE COVENANTS

The Borrower covenants and agrees that from and after the Closing Date and so long as any there remains any outstanding principal amount under the Debentures, the Borrower shall not, and shall not permit its Subsidiaries to, without the prior written consent of the Lender in each instance:

5.1.                              Indebtedness.  Incur, create, assume, guarantee or suffer to exist, or become or remain liable, directly or indirectly, for or on account of any Indebtedness, except any Permitted Indebtedness (as defined in the Security Agreement).

5.2.                              Liens.  Create, incur or assume any Lien on any property or assets (including, without limitation, the Collateral and including stock or other securities of any Person, including any Subsidiary), tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens (as defined in the Security Agreement).

5.3.                              Guaranties.  Directly or indirectly, become or be liable in respect of any Guarantee, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for Guarantees of indebtedness of the Borrower permitted hereunder.

5.4.                              Dispositions of Assets or Subsidiaries.  Except pursuant to Section 13 of the Security Agreements and Section 11(c) of the Debentures, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including any spin-offs of any divisions, lines of business or subsidiaries and also including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability Borrower interests of a Subsidiary of the Borrower), except:

(a)                                  transactions involving the sale of inventory or upgrade or exchange of machinery, in either case, in the ordinary course of business and for usual and ordinary prices;

(b)                                 any sale, transfer or lease of assets by any wholly owned Subsidiary to the Borrower or another Subsidiary;

(c)                                  any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired or leased;

(d)                                 any Permitted Transfer (as defined in the Debentures); or

(e)                                  any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (a) through (d) above, the fair market value of which does not exceed $100,000 in the aggregate during the term of this Agreement.

5.5.                              Dividends and other Payments.  Declare or distribute any dividends or any other payments or distributions of cash or other property to its stockholders or officers or directors (other than in compliance with existing Borrower stock option plans and salaries in the ordinary course of business) with respect to its capital stock.

ARTICLE VI.

CONDITIONS

6.1.                              Conditions Precedent to the Obligations of the Lender to Purchase Securities on the Closing Date.   The obligation of the Lender to acquire Securities at the Closing is subject to the satisfaction or waiver by the Lender, at or before the Closing, of each of the following conditions:

(a)                                  Representations and Warranties.   The representations and warranties of the Borrower contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

(b)                                 Performance.   The Borrower shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c)                                  No Injunction.   No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d)                                 Adverse Changes.   Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would be expected to have or result in a Material Adverse Effect;

(e)                                  No Suspensions of Trading in Common Stock; Listing.   Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Borrower) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on an Eligible Market;

(f)                                    Nasdaq Approval.   The Borrower shall have obtained all necessary approvals, consents and/or waivers of the Nasdaq Stock Market in order to fully consummate the transactions contemplated by the Transaction Documents (including the listing of all Underlying Shares); and

6.2.                              Conditions Precedent to the Obligations of the Borrower to sell Securities on the Closing Date.   The obligation of the Borrower to sell Securities at the Closing is subject to the satisfaction or waiver by the Borrower, at or before the Closing, of each of the following conditions:

(a)                                  Representations and Warranties.   The representations and warranties of the Lender contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(b)                                 Performance.   The Lender shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Lender at or prior to the Closing;

(c)                                  No Injunction.   No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

6.3.                              Conditions Precedent to the Obligations of the Lender to Purchase Additional Securities on the Additional Closing Date.   The obligation of the Lender to acquire Additional Securities at the Additional Closing is subject to the satisfaction or waiver by the Lender, at or before the Additional Closing, of each of the following conditions:

(a)                                  Representations and Warranties.   The representations and warranties of the Borrower contained in section 3.1(c)-(f) and (u) shall be true and correct in all material respects with respect to the Additional Securities and the Underlying Shares issuable upon conversion or exercise thereunder as of the date when made and as of the Additional Closing as though made on and as of such date.

(b)                                 Performance.   The Borrower shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Additional Closing;

(c)                                  No Injunction.   No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d)                                 Adverse Changes.   Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would be expected to have or result in a Material Adverse Effect; and

(e)                                  No Suspensions of Trading in Common Stock; Listing.   Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day each solely to permit dissemination of material information regarding the Borrower) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on an Eligible Market.

(f)                                    MIA Transaction.  The Borrower shall have presented the Lender with evidence satisfactory to the Lender that it has received an aggregate amount equal to no less than $2,500,000 pursuant to a transaction with Medical Industries America, Inc. pursuant to that certain term sheet dated August 15, 2003 between the Borrower and Medical Industries America, Inc.

(g)                                 Stockholder Approval.  The stockholders of the Borrower shall have voted in favor of the Proposal.

(h)                                 Timing.        The Additional Closing Shall occur no later than December 31, 2003.

6.4.                              Conditions Precedent to the Obligations of the Borrower to sell Additional Securities on the Additional Closing Date.   The obligation of the Borrower to sell Additional Securities at the Additional Closing is subject to the satisfaction or waiver by the Borrower, at or before the Additional Closing, of each of the following conditions:

(a)                                  Representations and Warranties.   The representations and warranties of the Lender contained herein shall be true and correct in all material respects as of the date when made and as of the Additional Closing Date as though made on and as of such date;

(b)                                 Performance.   The Lender shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Lender at or prior to the Additional Closing; and

(c)                                  No Injunction.   No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)                                 Stockholder Approval.  The stockholders of the Borrower shall have voted in favor of the Proposal.

ARTICLE VII.
MISCELLANEOUS

7.1.                              Termination.   This Agreement may be terminated by the Borrower or any Lender, by written notice to the other parties, if the Closing has not been consummated by the 20th Trading Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

7.2.                              Fees and Expenses.   At the Closing, the Borrower shall pay to Lender Counsel $20,000 in connection with the preparation of the Transaction Documents, it being understood that Lender Counsel has not rendered any legal advice to the Borrower in connection with the transactions contemplated hereby and that the Borrower has relied for such matters on the advice of its own counsel.  Except as specified in the immediately preceding sentence and in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents.  The Borrower shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

7.3.                              Entire Agreement.   The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Borrower will execute and deliver to the Lender such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

7.4.                              Notices.   Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Borrower:                                               Aerogen, Inc.
2071 Stierlin Court
Mountain View, CA 94043
Facsimile No.: (650) 864-7433
Attn: Chief Financial Officer

With a copy to:

Cooley Godward LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306
Facsimile No.: (650) 849-7400
Attn: Robert J. Brigham, Esq.

If to the Lender:                                                           To the address set forth under the Lender’s name on the
signature pages attached hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

7.5.                              Amendments; Waivers.   No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Borrower and the Lender or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

7.6.                              Construction.   The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

7.7.                              Successors and Assigns.   This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Borrower may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Lender. The Lender may assign its rights under this Agreement to any Person to whom the Lender assigns or transfers any Securities.

7.8.                              No Third-Party Beneficiaries.   This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.12 and may enforce the provisions of such Section directly against the Borrower.

7.9.                              Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any

Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

7.10.                        Survival.   The representations, warranties, agreements and covenants contained herein shall survive the Closing and the Additional Closing (if any) and the delivery, exercise and/or conversion of the Securities, as applicable.

7.11.                        Execution.   This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

7.12.                        Severability.   If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.13.                        Rescission and Withdrawal Right.   Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Lender exercises a right, election, demand or option under a Transaction Document and the Borrower does not timely perform its related obligations within the periods therein provided, then the Lender may rescind or withdraw, in its sole discretion from time to time upon written notice to the Borrower, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

7.14.                        Replacement of Securities.   If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Borrower shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefore, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Borrower of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

7.15.                        Remedies.   In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Lender and the Borrower will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.16.                        Payment Set Aside.   To the extent that the Borrower makes a payment or payments to the Lender pursuant to any Transaction Document or the Lender enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Borrower, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

7.17.                        Adjustments in Share Numbers and Prices.   In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares or a price per share shall be amended to appropriately account for such event.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Loan and Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AEROGEN, INC.

By:		/s/ Jane S. Shaw
	Name:	Jane S. Shaw
	Title:	Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE OF LENDER FOLLOW]

SF CAPITAL PARTNERS, LTD.

By:	/s/ Brian H. Davidson
	Name:	Brian H. Davidson
	Title:	Authorized Signatory

Address for Notice:
c/o Staro Asset Management, LLC
3600 South Lake Drive
St. Francis, Wisconsin 53235
Facsimile No.: (414) 294-7700
Attn.: Brian H. Davidson

With a copy to:
Bryan Cave LLP
1290 Avenue of the Americas
New York, NY 10104
Facsimile No.: (212) 541-4630 and (212) 541-1432
Attn: Eric L. Cohen, Esq.

Exhibit A

[DEBENTURE]

[The Debenture is filed separately as Exhibit 10.14 of the Company’s

Current Report on Form 8-K, filed on October 7, 2003.]

Exhibit B

[REGISTRATION RIGHTS AGREEMENT]

[The Registration Rights Agreement is filed separately as Exhibit 10.15 of the Company’s
Current Report on Form 8-K, filed on October 7, 2003.]

Exhibit C

[WARRANT]

[The Warrant is filed separately as Exhibit 10.16 of the Company’s
Current Report on Form 8-K, filed on October 7, 2003.]

Exhibit F

SECURITY AGREEMENT

SECURITY AGREEMENT (the “Agreement”), dated as of September     , 2003, among Aerogen, Inc., a Delaware corporation (the “Borrower”), and the lenders signatory hereto (each lender including their respective successors, endorsees, transferees and assigns, a “Secured Party”, and collectively, the “Secured Parties”).

W I T N E S S E T H:

WHEREAS, pursuant to the Loan and Securities Purchase Agreement (“Loan Agreement”), dated the date hereof between the Borrower and the parties thereto, the Secured Parties have agreed to extend certain loans to the Borrower which shall be evidenced by the issuance on one or more occasions to such Secured Parties of the Borrower’s Secured Convertible Debentures, due December 31, 2003 in the aggregate principal amount of up to $2,000,000 (the “Debentures”).

WHEREAS, in order to induce the Secured Parties to enter into the contemplated transactions, the Borrower has agreed to execute and deliver to the Secured Parties this Agreement for the benefit of the Secured Parties and a separate agreement granting to them a first priority security interest in the Collateral (as defined herein), to secure the prompt payment, performance and discharge in full of all of the Borrower’s obligations under this Agreement and the Debentures.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Certain Definitions.  As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.  Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “general intangibles” and “proceeds”) shall have the respective meanings given such terms in Article 9 of the UCC.

                                                (a)                                  “Agent” means SF Capital Partners, Ltd., as agent for each of the Secured Parties pursuant to this Agreement, or such other Person as shall have been subsequently appointed as a successor agent pursuant to this Agreement.

                                                (b)                                 “Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

(i)                                     All Goods of the Company, including, without limitations, all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Company’s businesses and all improvements thereto (collectively, the “Equipment”); and

(ii)                                  All Inventory of the Company; and

(iii)                               All of the Company’s contract rights and general intangibles, including, without limitation, all partnership interests, stock or other securities, licenses, distribution and other agreements, computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, deposit accounts, and income tax refunds (collectively, the “General Intangibles”); and

(iv)                              All Receivables of the Company including all insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit; and

(v)                                 All of the Company’s documents, instruments and chattel paper, files, records, books of account, business papers, computer programs and the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(iv) above.

                Notwithstanding anything to the contrary in the foregoing, at the time of closing of the MIA transaction, the term “Collateral” shall no longer include the Equipment needed to manufacture/assemble the OnQ Aerosol Generator, as specifically set forth on Schedule B hereto, all of which are to be conveyed pursuant to Borrower’s agreement with Medical Industries America, Inc. consistent with the term sheet signed on August 15, 2003 (collectively, the “MIA Assets”).

                Notwithstanding anything to the contrary in the foregoing, the grant of a security interest as provided herein shall not extend to, and the term “Collateral” shall not include, to the extent such exclusion does not result in a Material Adverse Effect (as defined in the Loan Agreement), any immaterial Contract, Instrument or Chattel Paper in which the Borrower has any right, title or interest if and to the extent such Contract, Instrument or Chattel Paper includes a provision containing a restriction on assignment such that the creation of a security interest in the

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right, title or interest of the Borrower therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such Contract, Instrument or Chattel Paper to enforce any remedy with respect thereto.

                                                (c)                                  “Obligations” means all of the Borrower’s obligations under this Agreement and the Debentures, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, as such obligations may be amended, supplemented, converted, extended or modified from time to time pursuant to the terms of this Agreements or the Debentures, as applicable.

                                                (d)                                 “Permitted Indebtedness” means:

(i)                                     Indebtedness of Borrower in favor of the Secured Parties arising under this Agreement or any other Transaction Document;

(ii)                                  Existing Indebtedness as set forth in the Borrower’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (including any extensions or renewals thereof, provided, there is no increase in the principal amount thereof or other significant change in the terms thereof);

(iii)                               Subordinated debt in an aggregate principal amount which does not exceed $1,000,000, provided, that it shall be a precondition of the Lenders’ consent to such debt that the Borrower and the lender thereunder agree to make the repayment of such debt subject to subordination provisions including, without limitation, stand-still provisions, acceptable to the Lenders in their sole discretion;

(iv)                              Indebtedness evidenced by Capital Lease Obligations;

(v)                                 Incursion or payment of trade payables, licensing fees and bonds to secure work contracts, in each case, incurred or paid in the ordinary course of business; or

(vi)                              Indebtedness of the Borrower with respect to letter of credit issued by Silicon Valley Bank in favor of the Borrower’s landlord and described on Schedule A hereto.

                                                (e)                                  “Permitted Liens” means the following:

(i)                                     Any liens existing on the date hereof and specifically disclosed in the Schedule A hereto and liens in favor of the Secured Parties;

(ii)                                  liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and for which Borrower maintains adequate reserves;

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(iii)                               liens (i) upon or in any Equipment or software acquired or held by Borrower or any Subsidiary to secure the purchase price of such Equipment or software or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment or software, including the financing of the costs of shipping, taxes and installation, or (ii) existing on such Equipment or software at the time of its acquisition, provided, in each case, that the lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment or software;

(iv)                              liens to secure payment of workers’ compensation, employment insurance, old age pensions, social security or other like obligations incurred in the ordinary course of business;

(v)                                 liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described in clauses (i) through (iii) above, provided that any extension, renewal or replacement lien shall be limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase;

(vi)                              carriers’, warehousemen’s, mechanic’s, materialmen’s, repairmen’s or other like liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in good faith for which adequate reserves have been established; or

(vii)                           pledges and deposits made in the ordinary course of business in compliance with workmen’s compensation, unemployment insurance and other social security laws or regulations.

                                                (f)                                    “Permitted Transfer” means any conveyance, sale, lease, transfer, license or disposition by Borrower of:

(i)                                     inventory or upgrade or exchange of machinery, in either case, in the ordinary course of business and for usual and ordinary prices;

(ii)                                  any assets in the ordinary course of business which are replaced by substitute assets acquired or leased; or

(iii)                               licenses and similar arrangements for the use of the property of Borrower in the ordinary course of business;

(iv)                              any assets for fair market value with prior written consent of the Secured Parties, not to be unreasonably withheld; or

(v)                                 the MIA Assets pursuant to the terms of the MIA term sheet described in Section 6.3(f) of the Loan Agreement.

                                                (g)                                 “UCC” means the Uniform Commercial Code and/or any other applicable law of each jurisdiction in which the Borrower is incorporated or

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organized (including, without limitation the State of Delaware and the State of California) and any jurisdiction as to any Collateral located therein.

2.                                       Grant of Security Interest.  As an inducement for the Secured Parties to enter into the contemplated transactions and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Borrower hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Parties, a continuing first priority security interest in, and a first lien upon and a right of set-off against all of the Borrower’s right, title and interest of whatsoever kind and nature in and to the Collateral (the “Security Interest”).

3.                                       Representations, Warranties, Covenants and Agreements of the Borrower.  The Borrower represents and warrants to, and covenants and agrees with, each of the Secured Parties as follows:

(a)                                  The Borrower has the requisite corporate power and authority to enter into this Agreement and to otherwise carry out its obligations thereunder.  The execution, delivery and performance by the Borrower of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of the Borrower and no further action is required by the Borrower.

(b)                                 Except for the Security Interest granted hereunder and Permitted Liens, the Borrower is the sole owner of its rights in the Collateral, free and clear of any liens, security interests or encumbrances, and is fully authorized to grant the Security Interest in and to pledge the Collateral.  There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Parties pursuant to this Agreement or in connection with Permitted Liens) covering or affecting any of the Collateral.  So long as this Agreement shall be in effect, the Borrower shall not execute and shall not authorize the filing of  in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement or in connection with Permitted Liens) without the consent of the Secured Parties.

(c)                                  The Company represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto.

(d)                                 Borrower has no knowledge of any claim that any of the Collateral or the Borrower’s use of any Collateral violates the rights of any third party.  There has been no adverse decision of which the Borrower is aware as to the Borrower’s exclusive (or nonexclusive, as the case may be) rights to use the Collateral in any jurisdiction, and, to the knowledge of the Borrower there is no proceeding involving said rights pending or threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

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(e)                                  The Borrower shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records unless it delivers to each of the Secured Parties at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of each of the Secured Parties a valid, perfected and continuing first priority lien in the Collateral, subject to Permitted Liens.

(f)                                    This Agreement creates in favor of each of the Secured Parties a valid security interest in the Collateral, securing the payment and satisfaction of the Obligations, and, upon making the filings described in the immediately following sentence, a perfected first priority security interest in such Collateral that is senior to all hereinafter created security interests, other than Permitted Liens.  Except for the filing of financing statements on Form UCC-1 under the UCC with the jurisdictions indicated in Schedule A, attached hereto, and registration of Security Interest in Copyrights with the Register of Copyrights at the United States Copyright Office and, as to the Borrower’s foreign intellectual property, making other filings as may be required under the applicable foreign juridisctions, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either: (i) for the grant by the Borrower of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Borrower or (ii) for the perfection of or exercise by the Secured Parties of its rights and remedies hereunder.

(g)                                 On the date of execution of this Agreement, the Borrower authorizes each Secured Party to file one or more financing statements under the UCC with respect to the Security Interest for filing with the jurisdictions indicated on Schedule A, attached hereto and in such other jurisdictions as the Secured Parties deem necessary.

(h)                                 The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Borrower is a party or by which the Borrower is bound.  No consent (including, without limitation, from stock holders or creditors of the Borrower) is required for the Borrower to enter into and perform its obligations hereunder, other than consents already obtained by the Borrower.

(i)                                     The Borrower shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral (subject to Permitted Liens) in favor of each of the Secured Parties and insure that such liens and Security Interests are and remain senior to all not existing and hereafter created security interests and liens, other than Permitted Liens.  The Borrower shall safeguard and protect all Collateral.  The Borrower hereby agrees to defend the same against any and all persons.  At the request of the Agent and/or Secured Parties, the Borrower will sign and deliver to the Secured Parties at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Secured Parties and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Parties to be, necessary to effect the rights and obligations provided for herein. Without limiting the

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generality of the foregoing, the Borrower shall pay all fees, taxes and other amounts necessary to maintain the Security Interest hereunder, and the Borrower shall obtain and furnish to the Secured Parties from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

(j)                                     The Borrower will not allow any material Collateral to be abandoned, forfeited or dedicated to the public without the prior written consent of the Secured Parties.  Except pursuant to Section 13 hereof and other than Permitted Transfers, the Borrower will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Parties.

(k)                                  The Borrower shall keep and preserve its Equipment, Inventory and other tangible Collateral in good condition, repair and order, and shall not knowingly operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage, unless, in each case, where the failure to comply with the foregoing provisions does not result in an adverse effect on the value of the Collateral or on the Secured Parties’ security interest therein.

(l)                                     The Borrower shall, within ten (10) days of obtaining knowledge thereof, advise the Agent, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties’ security interest therein.

(m)                               The Borrower shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as necessary to perfect, protect or enforce its security interest in the Collateral including, without limitation, the execution and delivery of a separate security agreement with respect to the Company’s intellectual property (“Intellectual Property Security Agreement”) in which the Secured Party has been granted a security interest hereunder, substantially in a form acceptable to the Secured Party, which Intellectual Property Security Agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof.

(n)                                 The Borrower shall permit the Secured Parties and its representatives and agents upon prior written consent and at the expense of the Secured Parties to inspect the Collateral at any time during normal business hours, and to make copies of records pertaining to any material item of Collateral as may be reasonably requested by the Secured Parties from time to time.

(o)                                 The Borrower will take all steps it considers reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(p)                                 The Borrower shall promptly notify the Agent in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Borrower that reasonably would be

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expected to substantially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

(q)                                 The Borrower shall not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral where violation is reasonably likely to have a material adverse effect on the Secured Parties’ rights in the Collateral or Secured Parties’ ability to foreclose on the Collateral.

(r)                                    Other than Permitted Liens, the Borrower shall not grant to any person or entity any rights or interest in or to any of the Collateral that are senior to, or pari passu with, the Secured Parties.

(s)                                  The Borrower shall notify the Agent of any change in the Borrower’s name, identity, chief place of business, chief executive office or residence within 30 days of such change.

4.                                       Defaults.  The following events shall be “Events of Default”:

(a)                                  The occurrence of an Event of Default (as defined in the Debentures) under the Debentures which shall not have been cured within 30 days, to the satisfaction of the Agent;

(b)                                 Any material representation or warranty of the Borrower in this Agreement or in the Intellectual Property Security Agreement, shall prove to have been incorrect in any material respect when made; and

(c)                                  The failure by the Borrower to observe or perform any of its obligations hereunder or in the Intellectual Property Security Agreement, for ten (10) Trading Days (as defined in the Debentures) after receipt by the Borrower of written notice of such failure from the Secured Parties.

5.                                       Duty To Hold In Trust.  Upon the occurrence and during the continuation of any Event of Default, the Borrower shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall upon request by the Secured Parties forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties for application to the satisfaction of the Obligations.

6.                                       Rights and Remedies Upon Default.  Upon the occurrence and during the continuation of any Event of Default, the Agent (on behalf of, and for the benefit of itself and each Secured Party) shall have the right to exercise all of the remedies conferred hereunder, under the Debentures, and the Agent and the Secured Parties shall have all the rights and remedies of a secured party under the UCC.  Without limitation, the Secured Parties shall have the following rights and powers upon and during the continuance of an Event of Default:

(a)                                  The Agent shall have the right to take possession of all tangible manifestations or embodiments of the Collateral and, for that purpose, without breaching the

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peace enter, with the aid and assistance of any person previously identified to, and approved in writing by, the Borrower, any premises where the Collateral, or any part thereof, is placed and remove the same, and the Borrower shall assemble the Collateral and make it available to the Agent at the Borrower’s premises.

(b)                                 The Agent shall have the right to assign, sell, or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Agent may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Borrower or right of redemption of the Borrower, which are hereby expressly waived.  Upon each such sale, assignment or other transfer of Collateral, the Agent may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Borrower, which are hereby waived and released.

(c)                                  The Agent may sublicense or, to the same extent the Borrower is permitted by law and contract to do so, whether on an exclusive or non-exclusive basis, any of the Collateral throughout the world for such period, on such conditions and in such manner as the Agent shall, in its reasonable discretion, determine.

(d)                                 The Agent may (without assuming any obligations or liabilities thereunder), at any time, enforce (and shall have the exclusive right to enforce) against licensee or sublicensee all rights and remedies of the Borrower in, to and under any license agreement with respect to such Collateral, and take or refrain from taking any action thereunder.

(e)                                  The Agent may, in order to implement the assignment, license, sale or other disposition of any of the Collateral pursuant to this Section, pursuant to the authority provided for in Section 11, execute and deliver on behalf of the Borrower one or more instruments of assignment of the Collateral in form suitable for filing, recording or registration in any jurisdictions as the Secured Parties may determine advisable.

(f)                                    In the event that any Secured Party shall recover from the Borrower or the Collateral more than its pro rata share of the Obligations owed to all Secured Parties hereunder, whether by agreement, understanding or arrangement with the Borrower or any other Person, set off or other means, such Secured Party shall immediately deliver or pay over to the other Secured Parties their pro rata portion of any such recovery in the form received.

(g)                                 Agent may, at any time or times that an Event of Default exists or has occurred and is continuing: (i) notify any or all accounts of the Borrower (“Accounts”) that such Accounts have been assigned to Secured Parties and that Secured Parties have a security interest therein and Agent may direct any or all accounts Borrower to make payment of accounts directly to Secured Parties, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without

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affecting any of the Obligations, (iii) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and Agent shall not be liable for its failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action Agent may deem necessary or desirable for the protection of its interests.

7.                                       Applications of Proceeds; Expenses.  (a)  The proceeds of any such sale, sublicense or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Agent and/or Secured Parties in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the Borrower any surplus proceeds.  If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Borrower will be liable for the deficiency.  To the extent permitted by applicable law, the Borrower waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Agent and/or Secured Parties.

(b)                                 The Borrower agree to pay all out-of-pocket fees, costs and expenses reasonably incurred in connection with any filing required hereunder, including, without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Agent.  The Borrower shall also pay all other claims and charges which in the reasonable opinion of the Agent and/or Secured Parties would reasonably be expected to prejudice, imperil or otherwise affect the Collateral or the Security Interest therein.  The Borrower will also, upon demand, pay to the Agent and/or Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent and/or Secured Parties may incur in connection with the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral.

8.                                       Responsibility for Collateral.  The Borrower assumes all liabilities and responsibility in connection with all Collateral, and the obligations of the Borrower hereunder or under the Debentures shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unenforceability or unavailability for any reason.

9.                                       Security Interest Absolute.  All rights of the Secured Parties and all Obligations of the Borrower hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Debentures or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Debentures or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other

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security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Borrower, or a discharge of all or any part of the Security Interest granted hereby.  Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy.  The Borrower expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, the Borrower’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof.  The Borrower waives all right to require the Secured Parties to proceed against any other person or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy.  The Borrower waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

10.                                 Term of Agreement.  This Agreement and the Security Interest shall terminate on the date on which all payments under the Debentures have been made in full or otherwise converted pursuant to the terms thereof and all other Obligations have been paid or discharged in full.  Upon such termination, the Secured Parties, at the request and at the expense of the Borrower, will join in executing any termination statement and other filings with respect to any financing statement executed and filed pursuant to this Agreement or required for evidencing termination of the Security Interest or this Agreement.

11.                                 Power of Attorney; Further Assurances.  (a)  The Borrower authorizes the Secured Parties, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as the Borrower’s true and lawful attorney-in-fact, with power, in its own name or in the name of the Borrower, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Parties; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against Borrower, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Parties, and at the Borrower’s expense, at any time, or from time to time, all acts and things which the Secured Parties deem necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein, in order to effect the intent of this Agreement and the Debentures, all as fully and effectually as the Borrower might or could

11

do; and the Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

(b)                                 On a continuing basis, the Borrower will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule A, attached hereto, all such instruments, and take all such action as necessary to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Parties the grant or perfection of a first priority security interest in all the Collateral, subject to Permitted Liens.

(c)                                  The Borrower hereby irrevocably appoints the Secured Parties as the Borrower’s attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower, from time to time in the Secured Parties’ discretion, to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral.

12.                                 Agent.

(a)                                  Actions  The Agent shall at all times act upon and in accordance with written instructions received from a Two-Thirds-in-Interest (as defined in Section 15) time to time. The Agent shall be deemed to be authorized on behalf of each Secured Party to act on behalf of such Secured Party under this Agreement and, in the absence of written instructions from a Two-Thirds-in-Interest (with respect to which the Agent agrees that it will, subject to the last two sentences of this Section, comply, except as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto.  The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Borrower. By accepting their Debentures each Secured Party shall be deemed to have agreed to indemnify the Agent (which agreement shall survive any termination of such Secured Party’ percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement and the Debentures, including the reimbursement of the Agent for all out-of-pocket expenses (including attorneys’ fees) incurred by the Agent hereunder or in connection herewith or in enforcing the Obligations of the Borrower under this Agreement or the Debentures, in all cases as to which the Agent is not reimbursed by the Borrower; provided that no Secured Party shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent’s gross negligence or willful misconduct.  The Agent shall not be required to take any action hereunder or under the Debentures, or to prosecute or defend any suit in respect of this Agreement or under the Debentures, unless the Agent is indemnified to its reasonable satisfaction by the Secured Parties against loss, costs, liability and expense.  If any indemnity in favor of the Agent shall

12

become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given.

(b)                                 Exculpation.  Neither the Agent nor any of its directors, officers, partners, members, shareholders, employees or agents shall be liable to any Secured Party for any action taken or omitted to be taken by it under this Agreement or the Debentures, or in connection herewith or therewith, except for its own willful misconduct or gross negligence or be responsible for the consequences of any error in judgment. Neither the Agent nor any of its directors, officers, partners, members, shareholders, employees or agents has any fiduciary relationship with any Secured Party by virtue of this Agreement. The Agent shall not be responsible to any Secured Party for any recitals, statements, representations or warranties herein or in any certificate or other document delivered in connection herewith or for the authorization, execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, or sufficiency this Agreement or the Debentures, the financial condition of the Borrower or the condition or value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or the Debentures, the financial condition of the Borrower or the existence or possible existence of any default or event of default.  The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which it believes to be genuine and to have presented by a proper person.

(c)                                  Obligations Held by the Agent.  The Agent shall have the same rights and powers with respect to any Debentures held by it or any of its affiliates, as any Secured Party and may exercise the same as if it were not the Agent.  Each of the Borrower and each Secured Party hereby waives, and each successor to any Secured Party shall be deemed to waive, any right to disqualify any Secured Party from serving as the Agent or any claim against that Secured Party for serving as Agent.

(d)                                 Copies, etc.  The Agent shall give prompt notice to each Secured Party of each notice or request required or permitted to be given to the Agent by the Borrower pursuant to the terms of this Agreement.  The Agent will distribute to each Secured Party each instrument and other agreement received for its account and copies of all other communications received by the Agent from a Borrower for distribution to the Secured Party by the Agent in accordance with the terms of this Agreement.  Notwithstanding anything herein contained to the contrary, all notices to and communications with the Borrower under this Agreement shall be effected by the Secured Party through the Agent.

(e)                                  Resignation of Agent.  The Agent may resign as such at any time upon at least thirty (30) days’ prior notice to the Borrower and all the Secured Parties, such resignation not to be effective until a successor Agent is in place.  If the Agent at any time shall resign, a  Two-Thirds-in-Interest may jointly appoint another Secured Party as a successor Agent which shall thereupon become the Agent hereunder. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement.

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(f)                                    Replacement of Agent.  A Two-Thirds-in-Interest may at any time and for any reason replace the Agent with a successor Agent jointly selected by them, upon at least five (5) days written notice to the Borrower and the other Secured Parties. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the terminated Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the retiring Agent, and the terminated Agent shall be discharged from its duties and obligations under this Agreement.

13.                                 Conditions for Sale of Collateral by Borrower.  The Borrower shall be entitled to sell all or a portion of the Collateral to an unaffiliated purchaser for a net purchase price which is equal to or greater than the fair market value of such Collateral (the “Purchase Price”) if such purchaser shall deliver the Purchase Price (or portion thereof, if applicable) to each Secured Party (on a pro-rata basis) in payment of the Borrower Prepayment Price (as defined in the Debentures) for the prepayment in full, pursuant to Section 11 of the Debenture, of such portion of the outstanding principal amount of Debentures held by such Secured Party for which such Borrower Prepayment Price shall apply.  Upon Secured Parties’ unconditional receipt of the Purchase Price, the Secured Parties’ liens in any item of Collateral that is subject of the foregoing sale shall automatically terminate and the Secured Parties shall cooperate with the Borrower in making all appropriate filings including UCC filings in order to evidence such termination.  Notwithstanding anything herein to the contrary, if, as a  result of a potential sale of Collateral pursuant to the immediately preceding sentence, there shall remain an outstanding principal amount of Debentures (including accrued interest thereon) then held by the Secured Parties, then such sale shall only be permitted if the Borrower shall deliver a Borrower Prepayment Notice (as defined in the Debentures) to such Secured Parties pursuant to which it shall pay to such Secured Parties (on a pro-rata basis) a Borrower Prepayment Price equal to no less than 50% of the Purchase Price.

14.                                 Notices.  All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof, (iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to the Borrower:

Aerogen, Inc.
2071 Stierlin Court
Mountain View, CA 94043
Facsimile No.: (650) 864-7433
Attn: Chief Financial Officer

With a copy to:

Cooley Godward LLP

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Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306-2155
Facsimile No.: (650) 849-7400
Attn: Robert J. Brigham, Esq.

If to Secured Parties:   To the address set forth under such Secured Parties’ name on the signature pages hereto.

15.                                 Other Security.  To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Parties shall have the right, in their sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties’ rights and remedies hereunder.

16.                                 Actions by Secured Parties.  Any action required or permitted hereunder to be taken by or on behalf of the Secured Parties shall, for such action to be valid, require the approval of the Two-Thirds-in-Interest prior to the taking of such action.  If the consent, approval or disapproval of the Secured Parties is required or permitted pursuant to this Agreement, such consent, approval or disapproval shall only be valid if given by the Two-Thirds-in-Interest.  “Two-Thirds-in-Interest” means the Secured Party or Secured Parties (as the case may be) holding in excess of 2/3 of the outstanding aggregate principal amount under the Debentures, determined on a cumulative basis.

17.                                 Miscellaneous.  (a)  No course of dealing between the Borrower and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder, under the Debentures or under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)                                 All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby, by the Debentures or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)                                  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto.  Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement signed by the parties hereto.

(d)                                 In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be

15

invalid, prohibited or unenforceable.  If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e)                                  No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f)                                    This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g)                                 Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)                                 This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of New York in which case such law shall govern.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of any New York State or United States Federal court sitting in New York county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court.  The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens.

(i)                                     EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY

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AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION.  THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.  IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(j)                                     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

Aerogen, Inc.

By:
Name:
Title:

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IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

SF CAPITAL PARTNERS, LTD.

By:
Name: Brian H. Davidson
Title: Authorized Signatory

Address for Notice:

c/o Staro Asset Management, LLC
3600 South Lake Drive
St. Francis, Wisconsin 53235
Facsimile No.: (414) 294-7700
Attn.: Brian H. Davidson

With a copy to:
Bryan Cave LLP
1290 Avenue of the Americas
New York, NY 10104
Facsimile No.: (212) 541-4630 and (212) 541-1432
Attn: Eric L. Cohen, Esq.

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Exhibit G

INTELLECTUAL PROPERTY SECURITY AGREEMENT

INTELLECTUAL PROPERTY SECURITY AGREEMENT (the “Agreement”), dated as of September __, 2003, among Aerogen, Inc., a Delaware corporation (the “Borrower”), and the lenders signatory hereto (each lender including their respective successors, endorsees, transferees and assigns, a “Secured Party”, and collectively, the “Secured Parties”).

W I T N E S S E T H:

WHEREAS, pursuant to the Loan and Securities Purchase Agreement, dated the date hereof between the Borrower and the parties thereto, the Secured Parties have agreed to extend certain loans to the Borrower which shall be evidenced by the issuance on one or more occasions to such Secured Parties of the Borrower’s Secured Convertible Debentures (the “Debentures”), due on the Maturity Date (as defined in the Debentures) in the aggregate principal amount of up to $2,000,000.

WHEREAS, in order to induce the Secured Parties to enter into the contemplated transactions, the Borrower has agreed to execute and deliver to the Secured Parties this Agreement for the benefit of the Secured Parties and a separate agreement granting to them a first priority security interest in the Collateral (as defined herein), to secure the prompt payment, performance and discharge in full of all of the Borrower’s obligations under this Agreement and the Debentures.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Certain Definitions.  As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.  Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “general intangibles” and “proceeds”) shall have the respective meanings given such terms in Article 9 of the UCC; Other terms used but not otherwise defined in this Agreement shall have the respective meanings given such terms in the Security Agreement.

(a)                                  “Agent” means SF Capital Partners, Ltd., as agent for each of the Secured Parties pursuant to this Agreement, or such other Person as shall have been subsequently appointed as a successor agent pursuant to this Agreement.

(b)                                 “Collateral” means all of the Borrower’s right, title and interest in and to all of Trademarks, Patents, Copyrights, and other general intangible property of the Borrower, all trade secrets, intellectual property rights in computer software and computer software products, design rights which may be available to the Borrower, rights to proceeds arising from any and all claims for damages by way of past, present and future infringement of any Collateral with the right but not the obligation to sue on behalf of and collect such damages for said use or infringement, licenses to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights.  The term “Collateral” shall include all of the foregoing items, whether presently owned or existing or hereafter acquired or coming into existence,  all additions and accessions thereto, all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including without limitation all proceeds from the licensing or sale or other transfer of Collateral and of insurance covering the same and of any tort claims in connection therewith.

Notwithstanding anything to the contrary in the foregoing, at the time of closing of the MIA transaction, the term “Collateral” shall no longer include the Equipment needed to manufacture/assemble the OnQ Aerosol Generator, as specifically set forth on Schedule B hereto, all of which are to be conveyed pursuant to Borrower’s agreement with Medical Industries America, Inc. consistent with the term sheet signed on August 15, 2003 (collectively, the “MIA Assets”).

Notwithstanding anything to the contrary in the foregoing, the grant of a security interest as provided herein shall not extend to, and the term “Collateral” shall not include, to the extent such exclusion does not result in a Material Adverse Effect (as defined in the Loan Agreement), any immaterial Contract, Instrument or Chattel Paper in which the Borrower has any right, title or interest if and to the extent such Contract, Instrument or Chattel Paper includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of the Borrower therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such Contract, Instrument or Chattel Paper to enforce any remedy with respect thereto.

(c)                                  “Copyrights” means any and all copyrights, copyright applications, copyright registration and like protections in each work or authorship and derivative work thereof that is created by the Borrower, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including, without limitation, those set forth on Exhibit A attached hereto.

(d)                                 “Obligations” means all of the Borrower’s obligations under this Agreement and the Debentures, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, as such obligations may be amended, supplemented, converted, extended or modified from time to time pursuant to the terms of this Agreements or the Debentures, as applicable.

(e)                                  “Patents” means all of the Borrower’s patents, patent applications, letters patent and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, and including, without limitation, those set forth on Exhibit B attached hereto.

(f)                                    “Security Agreement” means that certain Security Agreement of even date herewith executed by the Borrower in favor of the Secured Parties.

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(g)                                 “Trademarks” means any trademark, service mark right, whether or not registered, applications to register and registrations of the same and like protections, and the entire goodwill of the business of the Borrower connected with or symbolized by such trademarks, including, without limitation, those set forth on Exhibit C attached hereto.

(h)                                 “UCC” means the Uniform Commercial Code and/or any other applicable law of each jurisdiction in which the Borrower is incorporated or organized (including, without limitation the State of Delaware and the State of California) and any jurisdiction as to any Collateral located therein.

2.                                       Grant of Security Interest. As an inducement for the Secured Parties to enter into the contemplated transactions and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Borrower hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Parties, a continuing first priority security interest in, and a first lien upon and a right of set-off against all of the Borrower’s right, title and interest of whatsoever kind and nature in and to the Collateral (the “Security Interest”).

3.                                       Representations, Warranties, Covenants and Agreements of the Borrower.  The Borrower represents and warrants to, and covenants and agrees with, each of the Secured Parties as follows:

(a)                                  The Borrower has the requisite corporate power and authority to enter into this Agreement and to otherwise carry out its obligations thereunder.  The execution, delivery and performance by the Borrower of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of the Borrower and no further action is required by the Borrower.

(b)                                 Except for the Security Interest granted hereunder and Permitted Liens, the Borrower is the sole owner of its rights in the Collateral, free and clear of any liens, security interests or encumbrances, and is fully authorized to grant the Security Interest in and to pledge the Collateral.  There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Parties pursuant to this Agreement or in connection with Permitted Liens) covering or affecting any of the Collateral.  So long as this Agreement shall be in effect, the Borrower shall not execute and shall not authorize the filing of  in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement or in connection with Permitted Liens) without the consent of the Secured Parties.

(c)                                  Exhibit A sets forth a true and complete list of all Copyrights in existence as of the date of this Agreement.  Exhibit B sets forth a true and complete list of all Patents that have been filed as of the date of this Agreement.  Exhibit C sets forth a true and complete list of all Trademarks filed as of the date of this Agreement.  The Borrower shall, within thirty (30) days of obtaining knowledge thereof, advise the Secured Parties in writing of any change in the

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composition of any material item of the Collateral, including, without limitation, any subsequent ownership rights of the Borrower in or to any material Copyright, Patent or Trademark.

(d)                                 Borrower has no knowledge of any claim that any of the Collateral or the Borrower’s use of any Collateral violates the rights of any third party.  There has been no adverse decision of which the Borrower is aware as to the Borrower’s exclusive (or nonexclusive, as the case may be) rights to use the Collateral in any jurisdiction, and, to the knowledge of the Borrower there is no proceeding involving said rights pending or threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(e)                                  The Borrower shall at all times maintain its books of account and records relating to material Collateral at its principal place of business and may not relocate such books of account and records unless it delivers to each of the Secured Parties at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of each of the Secured Parties a valid, perfected and continuing first priority lien in the Collateral, subject to Permitted Liens.

(f)                                    This Agreement creates in favor of each of the Secured Parties a valid security interest in the Collateral, securing the payment and satisfaction of the Obligations, and, upon making the filings described in the immediately following sentence, a perfected first priority security interest in such Collateral that is senior to all hereinafter created security interests, other than Permitted Liens.  Except for (x) the filing of this Agreement with the United States Patent and Trademark Office with respect to the Patents and Trademarks and the filing of this Agreement with the  United States Copyrights Office with respect to the Copyrights, and (y) the filing of financing statements on Form UCC-1 under the UCC with the jurisdictions indicated in Schedule A, attached hereto, and (z) making other filings as may be required under the applicable foreign juridisctions, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either: (i) for the grant by the Borrower of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Borrower or (ii) for the perfection of or exercise by the Secured Parties of its rights and remedies hereunder.

(g)                                 On the date of execution of this Agreement, the Borrower authorizes each Secured Party to: (i) file one or more financing statements under the UCC with respect to the Security Interest for filing with the jurisdictions indicated on Schedule A, attached hereto and (ii) record one or more executed recordation sheets relating to the filing and recording of this Agreement with each of the United States Patent and Trademark Office and the United States Copyrights Office with respect to the Patents, Trademarks and Copyrights that are now in existence.

(h)                                 The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Borrower is a party

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or by which the Borrower is bound.  No consent (including, without limitation, from stock holders or creditors of the Borrower) is required for the Borrower to enter into and perform its obligations hereunder, other than consents already obtained by the Borrower.

(i)                                     The Borrower shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral (subject to Permitted Liens) in favor of each of the Secured Parties and insure that such liens and Security Interests are and remain senior to all not existing and hereafter created security interests and liens.  The Borrower hereby agrees to defend the same against any and all persons.  The Borrower shall safeguard and protect all Collateral.  At the request of the Agent and/or Secured Parties, the Borrower will sign and deliver to the Secured Parties at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Secured Parties and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Parties to be, necessary to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Borrower shall pay all fees, taxes and other amounts necessary to maintain the Security Interest hereunder, and the Borrower shall obtain and furnish to the Secured Parties from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

(j)                                     The Borrower will not allow any material Collateral to be abandoned, forfeited or dedicated to the public without the prior written consent of the Secured Parties.  Except pursuant to Section 13 hereof and other than Permitted Transfers, the Borrower will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Parties.

(k)                                  The Borrower shall, within ten (10) days of obtaining knowledge thereof, advise the Agent, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties’ security interest therein.

(l)                                     The Borrower shall permit the Secured Parties and its representatives and agents upon prior written consent and at the expense of the Secured Parties to inspect the Collateral at any time during normal business hours, and to make copies of records pertaining to any material item of Collateral as may be reasonably requested by the Secured Parties from time to time.

(m)                               The Company shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as necessary to perfect, protect or enforce its security interest in the Collateral including, without limitation, the execution and delivery of the Security Agreement.

(n)                                 The Borrower will take all steps it considers reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

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(o)                                 The Borrower shall promptly notify the Agent in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Borrower that reasonably would be expected to substantially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

(p)                                 The Borrower shall not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral where violation is reasonably likely to have a material adverse effect on the Secured Parties’ rights in the Collateral or Secured Parties’ ability to foreclose on the Collateral.

(q)                                 Other than Permitted Liens, the Borrower shall not grant to any person or entity any rights or interest in or to any of the Collateral that are senior to, or pari passu with, the Secured Parties..

(r)                                    The Borrower shall notify the Agent of any change in the Borrower’s name, identity, chief place of business, chief executive office or residence within 30 days of such change.

4.                                       Defaults.  The following events shall be “Events of Default”:

(a)                                  The occurrence of an Event of Default (as defined in the Debentures) under the Debentures which shall not have been cured within 30 days, to the satisfaction of the Agent;

(b)                                 Any material representation or warranty of the Borrower in this Agreement or in the Security Agreement, shall prove to have been incorrect in any material respect when made; and

(c)                                  The failure by the Borrower to observe or perform any of its obligations hereunder or in the Security Agreement, for ten (10) Trading Days (as defined in the Debentures) after receipt by the Borrower of written notice of such failure from the Secured Parties.

5.                                       Duty To Hold In Trust.  Upon the occurrence and during the continuation of any Event of Default, the Borrower shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall upon request by the Secured Parties forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties for application to the satisfaction of the Obligations.

6.                                       Rights and Remedies Upon Default.  Upon the occurrence and during the continuation of any Event of Default, the Agent (on behalf of, and for the benefit of itself and each Secured Party) shall have the right to exercise all of the remedies conferred hereunder, under the Debentures, and the Agent and the Secured Parties shall have all the rights and remedies of a secured party under the UCC.  Without limitation, upon and during the

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continuance of an Event of Default, the Secured Parties and the Agent shall have the rights and powers set forth in Section 6 of the Security Agreement.

7.                                       Applications of Proceeds; Expenses.  (a)  The proceeds of any such sale, sublicense or other disposition of the Collateral hereunder shall be applied as set forth in Section 7 of the Security Agreement.

(b)                                 The Borrower agree to pay all out-of-pocket fees, costs and expenses reasonably incurred in connection with any filing required hereunder, including, without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Agent.  The Borrower shall also pay all other claims and charges which in the reasonable opinion of the Agent and/or Secured Parties would reasonably be expected to prejudice, imperil or otherwise affect the Collateral or the Security Interest therein.  The Borrower will also, upon demand, pay to the Agent and/or Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent and/or Secured Parties may incur in connection with the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral.

8.                                       Responsibility for Collateral.  The Borrower assumes all liabilities and responsibility in connection with all Collateral, and the obligations of the Borrower hereunder or under the Debentures shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unenforceability or unavailability for any reason.

9.                                       Security Interest Absolute.  All rights of the Secured Parties and all Obligations of the Borrower hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Debentures or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Debentures or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Borrower, or a discharge of all or any part of the Security Interest granted hereby.  Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy.  The Borrower expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, the

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Borrower’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof.  The Borrower waives all right to require the Secured Parties to proceed against any other person or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy.  The Borrower waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

10.                                 Term of Agreement.  This Agreement and the Security Interest shall terminate on the date on which all payments under the Debentures have been made in full or otherwise converted pursuant to the terms thereof and all other Obligations have been paid or discharged in full.  Upon such termination, the Secured Parties, at the request and at the expense of the Borrower, will join in executing any termination statement and other filings with respect to any financing statement executed and filed pursuant to this Agreement or required for evidencing termination of the Security Interest or this Agreement.

11.                                 Power of Attorney; Further Assurances.  (a)  The Borrower authorizes the Secured Parties, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as the Borrower’s true and lawful attorney-in-fact, with power, in its own name or in the name of the Borrower, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Parties; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against Borrower, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Parties, and at the Borrower’s expense, at any time, or from time to time, all acts and things which the Secured Parties deem necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein, in order to effect the intent of this Agreement and the Debentures, all as fully and effectually as the Borrower might or could do; and the Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

(b)                                 On a continuing basis, the Borrower will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule A, attached hereto, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office, and take all such action as necessary to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Parties the grant or perfection of a first priority security interest in all the Collateral, subject to Permitted Liens.

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(c)                                  The Borrower hereby irrevocably appoints the Secured Parties as the Borrower’s attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower, from time to time in the Secured Parties’ discretion, to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral.

12.                                 Agent.

(a)                                  Actions  The Agent shall at all times act upon and in accordance with written instructions received from a Two-Thirds-in-Interest (as defined in Section 15) time to time. The Agent shall be deemed to be authorized on behalf of each Secured Party to act on behalf of such Secured Party under this Agreement and, in the absence of written instructions from a Two-Thirds-in-Interest (with respect to which the Agent agrees that it will, subject to the last two sentences of this Section, comply, except as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto.  The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Borrower. By accepting their Debentures each Secured Party shall be deemed to have agreed to indemnify the Agent (which agreement shall survive any termination of such Secured Party’ percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement and the Debentures, including the reimbursement of the Agent for all out-of-pocket expenses (including attorneys’ fees) incurred by the Agent hereunder or in connection herewith or in enforcing the Obligations of the Borrower under this Agreement or the Debentures, in all cases as to which the Agent is not reimbursed by the Borrower; provided that no Secured Party shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent’s gross negligence or willful misconduct.  The Agent shall not be required to take any action hereunder or under the Debentures, or to prosecute or defend any suit in respect of this Agreement or under the Debentures, unless the Agent is indemnified to its reasonable satisfaction by the Secured Parties against loss, costs, liability and expense.  If any indemnity in favor of the Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given.

(b)                                 Exculpation.  Neither the Agent nor any of its directors, officers, partners, members, shareholders, employees or agents shall be liable to any Secured Party for any action taken or omitted to be taken by it under this Agreement or the Debentures, or in connection herewith or therewith, except for its own willful misconduct or gross negligence or be responsible for the consequences of any error in judgment. Neither the Agent nor any of its directors, officers, partners, members, shareholders, employees or agents has any fiduciary relationship with any Secured Party by virtue of this Agreement. The Agent shall not be responsible to any Secured Party for any recitals, statements, representations or warranties herein or in any certificate or other document delivered in connection herewith or for the authorization,

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execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, or sufficiency this Agreement or the Debentures, the financial condition of the Borrower or the condition or value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or the Debentures, the financial condition of the Borrower or the existence or possible existence of any default or event of default.  The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which it believes to be genuine and to have presented by a proper person.

(c)                                  Obligations Held by the Agent.  The Agent shall have the same rights and powers with respect to any Debentures held by it or any of its affiliates, as any Secured Party and may exercise the same as if it were not the Agent.  Each of the Borrower and each Secured Party hereby waives, and each successor to any Secured Party shall be deemed to waive, any right to disqualify any Secured Party from serving as the Agent or any claim against that Secured Party for serving as Agent.

(d)                                 Copies, etc.  The Agent shall give prompt notice to each Secured Party of each notice or request required or permitted to be given to the Agent by the Borrower pursuant to the terms of this Agreement.  The Agent will distribute to each Secured Party each instrument and other agreement received for its account and copies of all other communications received by the Agent from a Borrower for distribution to the Secured Party by the Agent in accordance with the terms of this Agreement.  Notwithstanding anything herein contained to the contrary, all notices to and communications with the Borrower under this Agreement shall be effected by the Secured Party through the Agent.

(e)                                  Resignation of Agent.  The Agent may resign as such at any time upon at least thirty (30) days’ prior notice to the Borrower and all the Secured Parties, such resignation not to be effective until a successor Agent is in place.  If the Agent at any time shall resign, a  Two-Thirds-in-Interest may jointly appoint another Secured Party as a successor Agent which shall thereupon become the Agent hereunder. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement.

(f)                                    Replacement of Agent.  A Two-Thirds-in-Interest may at any time and for any reason replace the Agent with a successor Agent jointly selected by them, upon at least five (5) days written notice to the Borrower and the other Secured Parties. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the terminated Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the retiring Agent, and the terminated Agent shall be discharged from its duties and obligations under this Agreement.

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13.                                 Conditions for Sale of Collateral by Borrower.  The Borrower shall be entitled to sell all or a portion of the Collateral to an unaffiliated purchaser for a net purchase price which is equal to or greater than the fair market value of such Collateral (the “Purchase Price”) if such purchaser shall deliver the Purchase Price (or portion thereof, if applicable) to each Secured Party (on a pro-rata basis) in payment of the Borrower Prepayment Price (as defined in the Debentures) for the prepayment in full, pursuant to Section 11 of the Debenture, of such portion of the outstanding principal amount of Debentures held by such Secured Party for which such Borrower Prepayment Price shall apply.  Upon Secured Parties’ unconditional receipt of the Purchase Price, the Secured Parties’ liens in any item of Collateral that is subject of the foregoing sale shall automatically terminate and the Secured Parties shall cooperate with the Borrower in making all appropriate filings including UCC filings in order to evidence such termination.  Notwithstanding anything herein to the contrary, if, as a  result of a potential sale of Collateral pursuant to the immediately preceding sentence, there shall remain an outstanding principal amount of Debentures (including accrued interest thereon) then held by the Secured Parties, then such sale shall only be permitted if the Borrower shall deliver a Borrower Prepayment Notice (as defined in the Debentures) to such Secured Parties pursuant to which it shall pay to such Secured Parties (on a pro-rata basis) a Borrower Prepayment Price equal to no less than 50% of the Purchase Price.

14.                                 Notices.  All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof, (iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to the Borrower:

Aerogen, Inc.
2071 Stierlin Court
Mountain View, CA 94043
Facsimile No.: (650) 864-7433
Attn: Chief Financial Officer

With a copy to:

Cooley Godward LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306-2155
Facsimile No.: (650) 849-7400
Attn: Robert J. Brigham, Esq.

If to Secured Parties:   To the address set forth under such Secured Parties’ name on the signature pages hereto.

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15.                                 Other Security.  To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Parties shall have the right, in their sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties’ rights and remedies hereunder.

16.                                 Actions by Secured Parties.  Any action required or permitted hereunder to be taken by or on behalf of the Secured Parties shall, for such action to be valid, require the approval of the Two-Thirds-in-Interest prior to the taking of such action.  If the consent, approval or disapproval of the Secured Parties is required or permitted pursuant to this Agreement, such consent, approval or disapproval shall only be valid if given by the Two-Thirds-in-Interest.  “Two-Thirds-in-Interest” means the Secured Party or Secured Parties (as the case may be) holding in excess of 2/3 of the outstanding aggregate principal amount under the Debentures, determined on a cumulative basis.

17.                                 Miscellaneous.  (a)  No course of dealing between the Borrower and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder, under the Debentures or under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)                                 All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby, by the Debentures or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)                                  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto.  Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement signed by the parties hereto.

(d)                                 In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable.  If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

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(e)                                  No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f)                                    This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g)                                 Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)                                 This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of New York in which case such law shall govern.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of any New York State or United States Federal court sitting in New York county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court.  The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens.

(i)                                     EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION.  THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR

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MODIFICATIONS TO THIS AGREEMENT.  IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(j)                                     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

* * * * * * * * * * *

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IN WITNESS WHEREOF, the parties hereto have caused this Intellectual Property Security Agreement to be duly executed on the day and year first above written.

AEROGEN, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Intellectual Property Security Agreement to be duly executed on the day and year first above written.

SF CAPITAL PARTNERS, LTD.

By:
Name: Brian H. Davidson
Title: Authorized Signatory

Address for Notice:

c/o Staro Asset Management, LLC
3600 South Lake Drive
St. Francis, Wisconsin 53235
Facsimile No.: (414) 294-7700
Attn.: Brian H. Davidson

With a copy to:
Bryan Cave LLP
1290 Avenue of the Americas
New York, NY 10104
Facsimile No.: (212) 541-4630 and (212) 541-1432
Attn: Eric L. Cohen, Esq.

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